SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report Pursuant to Section 13 or 15(d) of  The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	March 20, 2002

Echelon Corporation

(Exact name of registrant as specified in its charter)

Delaware	000-29748	77-0203595
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

550 Meridian Ave., San Jose, California	95126
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:	(408) 938-5200

(Former name or former address, if changed since last report.)

Item 4.    Change in Registrant’s Certifying Accountant.

(a)    Previous independent accountants.

(i)    Arthur Andersen LLP is currently the principal accountants for Echelon Corporation (the “Registrant”). On March 20, 2002, we determined that Arthur Andersen LLP’s appointment as principal accountants would cease following the issuance of their report on their audit of the Registrant’s financial statements for the year ended December 31, 2001. On March 21, 2002, KPMG LLP was engaged, subject to the completion of their normal due diligence procedures, to serve as the Registrant’s principal accountants effective for the fiscal year commencing January 1, 2002. The audit committee of our board of directors participated in and approved the decision to change principal accountants.

(ii)    The reports of Arthur Andersen LLP on the Company’s financial statements for the fiscal years ended December 31, 2001 and 2000 contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles.

(iii)    In connection with its audits for the two most recent fiscal years and through March 20, 2002, there have been no disagreements with Arthur Andersen LLP on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements if not resolved to the satisfaction of Arthur Andersen LLP would have caused them to make reference thereto in their report on financial statements for such years.

(iv)    During the two most recent fiscal years and through March 20, 2002, there have been no reportable events as defined in Regulation S-K, Item 304(a)(1)(v).

(v)    Arthur Andersen LLP has furnished to the Company a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the above statements. A copy of such letter, dated March 26, 2002, is filed as exhibit 16.1 to this Form 8-K.

(b)    New independent accountants.

(i)    Effective March 21, 2002, we retained KPMG LLP, subject to the completion of their normal due diligence procedures, to perform the annual audit of our financial statements for the fiscal year ending December 31, 2002. During the two most recent fiscal years and through March 21, 2002, we have not consulted with KPMG LLP regarding (i) either: the application of accounting principles to a specific transaction, either completed or proposed; or the type of audit opinion that might be rendered on our financial statements, and either a written report was provided to us or oral advice was provided that KPMG LLP concluded was an important factor we considered in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement or reportable event with Arthur Andersen LLP as described in Regulation S-K, item 304(a)(2).

Item 7.    Financial Statements and Exhibits.

(c)    Exhibits.

Exhibit Number	Description
16.1	Letter dated as of March 26, 2002 from Arthur Andersen LLP to the Securities and Exchange Commission regarding change in certifying accountant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EC	HELON CORPORATION

Dated:    March 27, 2002

By:	/S/ OLIVER R. STANFIELD

Oliver R. Stanfield Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
16.1	Letter dated as of March 26, 2002 from Arthur Andersen LLP to the Securities and Exchange Commission regarding change in certifying accountant.